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                     VANGUARD FLORIDA INSURED TAX-FREE FUND
                             PROSPECTUS SUPPLEMENT

                               NOVEMBER 20, 1996


Exchange Purchase Restriction

Between December 1, 1996, and January 1, 1997, exchanges into Vanguard Florida Insured Tax-Free Fund from any Vanguard Fund will be limited to amounts less than $500,000.

This restriction is intended to prevent significant money movements into and out of the Fund by short-term shareholders attempting to avoid the Florida intangible personal property tax. Such asset movements make it difficult for the Fund manager to maintain a competitive yield for the Fund's remaining longer-term shareholders.


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